UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 16, 2005

Digimarc Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-28317	94-3342784
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9405 SW Gemini Drive, Beaverton, Oregon		97008
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (503) 469-4800

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                  Results of Operation and Financial Condition.

On May 16, 2005, Digimarc Corporation (the “Company”) issued a press release reporting the filing of its Form 10-Q for the quarterly period ended March 31, 2005, and that a conference call would be held on May 17, 2005 as previously announced.  The full text of this press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.01.                                          Regulation FD Disclosure.

The Company has filed as Exhibit 99.2 hereto what it expects will be management’s report on internal controls as required by Section 404 of the Sarbanes-Oxley Act of 2002, as well as certain other related information, that will be included with the Company’s Form 10-K amendment.  The information attached as Exhibit 99.2 hereto is preliminary and is subject to review by the Company when the Company’s independent registered public accounting firm concludes the work necessary to issue its attestation report on management’s assessment of the effectiveness of internal controls.  There can be no assurance that management’s report on internal controls or the related disclosures included in the Company’s Form 10-K amendment will be substantially the same as the information attached as Exhibit 99.2 hereto.

The Company issued a press release on May 16, 2005 regarding the filing of management’s report on internal controls.  The full text of such press release is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Item 8.01.                                          Other Events.

As previously disclosed, the Nasdaq Listing Qualifications Panel (the “Nasdaq Panel”) has granted the Company until May 16, 2005 to file the Section 404 internal control reports pursuant to an amendment to the Company’s Form 10-K.  The Company has requested continued relief from Nasdaq listing requirements pending the filing of the Section 404 internal control reports pursuant to an amendment to the Company’s Form 10-K.   There can be no assurance that the Nasdaq Panel will grant the Company’s request for continued listing.

Item 9.01. Financial Statements and Exhibits.

(c)         Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Digimarc Corporation, dated May 16, 2005, regarding Form 10-Q filing
99.2	Management’s Report on Internal Control Over Financial Reporting
99.3	Press Release issued by Digimarc Corporation, dated May 16, 2005, regarding filing of Management’s Report on Internal Control Over Financial Reporting

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGIMARC CORPORATION

Dated: May 16, 2005	By:	/s/ Michael McConnell
Michael McConnell
Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by Digimarc Corporation, dated May 16, 2005, regarding Form 10-Q filing
99.2	Management’s Report on Internal Control Over Financial Reporting
99.3	Press Release issued by Digimarc Corporation, dated May 16, 2005, regarding filing of Management’s Report on Internal Control Over Financial Reporting